Exhibit 10(c)





                       Guaranty Agreement

                             between

                       Idaho Power Company

                               and

                  Bank One Trust Company, N.A.,

                           as Trustee



Relating to $19,885,000 American Falls Reservoir District, Idaho
   American Falls Replacement Dam Refunding Bonds, Series 2000




                    Dated as of April 1, 2000






     This Agreement made and entered into as of April 1, 2000, by and between Idaho Power Company, a corporation duly organized and existing under the laws of the State of Idaho (the "Company"), and Bank One Trust Company, N.A., a banking association duly organized and existing under the laws of the United States of America (the "Trustee"), as trustee, together with any successor trustee at the time serving as such, under the Indenture of Trust dated as of April 1, 2000 (the "Indenture"), between American Falls Reservoir District, an instrumentality duly organized and existing under the laws of the State of Idaho (the "Issuer"), and the Trustee (all terms not defined herein shall have the same meaning assigned to them in the Indenture.);

                       W I T N E S S E T H

     Whereas, the Issuer intends to issue its American Falls Replacement Dam Refunding Bonds, Series 2000, to be dated as of the date of original issuance and delivery thereof, in an aggregate principal amount of $19,885,000 (the "Bonds") under and pursuant to the Indenture; and

     Whereas, the proceeds to be derived from the issuance of the Bonds are to be applied to refund the outstanding principal amount of the Issuer's American Falls Refunding Replacement Dam Bonds, 1990 Series A which were issued for the purpose of refunding bonds previously issued by the Issuer to pay part of the cost of construction of the American Falls Replacement Dam Program (as such term is defined in the Falling Water Contract, dated as of March 31, 1976 (the "Falling Water Contract"), between the Issuer and the Company), in part for the benefit of the Company; and

     Whereas, the Company is desirous that the Issuer issue the Bonds and apply the proceeds as aforesaid and is willing to enter into this Agreement in order to enhance the marketability of the Bonds and thereby achieve interest cost and other savings to the Company and as an inducement to the purchasers of the Bonds and all who shall at any time become owners of the Bonds;

     Now, Therefore, in consideration of the premises and in order to enhance the marketability of the Bonds and thereby achieve interest costs and other savings to the Company and as an inducement to the purchasers of the Bonds and those who shall at any time become owners of the Bonds, the Company does hereby, subject to the terms hereof, covenant and agree with the Trustee for the owners from time to time of the Bonds as follows:

     Article I


          Representations and Warranties of the Company

Section 1.1.  The Company hereby represents and warrants that:

          (a) it is a corporation duly incorporated and in good standing under the laws of the State of Idaho, is duly qualified and in good standing as a foreign corporation in the States of Montana, Nevada, Oregon and Wyoming, is not in violation of any material provision of its Restated Articles of Incorporation, as amended, or of its By-laws, as amended, has the power to enter into this Agreement and has duly authorized the execution and delivery of this Agreement by proper corporate action, and neither this Agreement nor the performance of its obligations hereunder contravene or
     constitute   a   default  under  any   material   agreement,
     instrument or indenture or any material provision of its Restated Articles of Incorporation, as amended, or of its By-laws, as amended, or any other requirement of law;

           (b) all approvals of any governmental body or regulatory body necessary for the Company to execute, deliver and perform its obligations under this Agreement have been obtained; and

          (c)    this  Agreement is a legal,  valid  and  binding
     obligation of the Company enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the Company's obligation hereunder is subject to general principles of equity (regardless of whether such enforceability is considered at a proceeding in equity or at law).

                           Article II

                            Guaranty

Section 2.1. The Company hereby irrevocably, absolutely and unconditionally guarantees to the Trustee, for the benefit of the owners from time to time of the Bonds (a) the full and prompt payment of the principal of, and premium, if any, on the Bonds when and as the same shall become due, whether at the stated maturity thereof, on a sinking fund payment date, by acceleration, upon call for redemption (including a redemption resulting from a "Determination of Taxability" as defined in the Indenture), or otherwise, (b) the full and prompt payment of all interest on the Bonds (including, without limitation, any overdue interest and any post-petition interest) when and as the same shall become due and (c) the full and prompt payment of the purchase price of Bonds tendered for purchase by the owners thereof. All payments by the Company shall be paid in lawful money of the United States of America. Each and every default in payment of the principal of, premium, if any, or interest on any Bond shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

Section 2.2.  The Company agrees that if:

           The Company shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to the general bankruptcy act, as amended, or any similar Federal or state law, or shall be adjudged a bankrupt or become insolvent, or shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing the adjudication of the Company as a bankrupt or its reorganization under the general bankruptcy act or any similar Federal or state law shall be filed in any court and such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof, or if a receiver, trustee or liquidator (or similar official) of the Company or of more than one-third of the property of the Company shall be appointed in any proceeding or by any Federal or state officer or agency, and shall not be discharged within sixty (60) days after such appointment, the Company will forthwith pay to the Trustee for the benefit of the owners of the Bonds, without demand or notice and whether or not there has been any other event of default under the Indenture or the Bonds, the whole amount of the principal of the Bonds then outstanding and any unpaid interest thereon, with interest on any principal in default and, to the extent permitted by law, on any overdue interest at a rate equal to the interest rate or rates on the Bonds (as determined from time to time in accordance with the Indenture). In the event that the Company shall be required to make any payment to the Trustee pursuant to the foregoing provisions of this Section, it shall, in addition to such payment, pay to the Trustee such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder.

Section 2.3. The Company hereby assents to all the terms and conditions of the Bonds and the Indenture and waives (i) demand for the payment of the Bonds and any claim for interest or premium and any part thereof; (ii) notice of the occurrence of a "default" or "event of default" (as such terms are defined in the Indenture) under the Indenture; (iii) protest of the nonpayment of the principal of the Bonds and of any claim for interest or premium and any part of any thereof; (iv) notice of presentation, demand and protest; (v) notice of acceptance of this Agreement or of the terms and provisions hereof by the Trustee or by the owners from time to time of any of the Bonds; and (vi) notice of any indulgences or extensions granted to the Issuer or the Company. The liability of the Company hereunder shall in no way be affected or impaired by any acceptance by the Trustee or any owner of the Bonds of any direct or indirect security for, or other guarantees of, any indebtedness, liability or obligation of the Issuer or of any person to the Trustee or to any owner of the Bonds or by any failure, delay, neglect or omission by the Trustee or any owner of the Bonds to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by an approval, consent, waiver or other action taken, or omitted to be taken, by the Trustee or any owner of the Bonds.

Section 2.4. The Company hereby waives, and agrees that it shall not exercise, any rights of subrogation to which it may at any time be entitled by virtue of the performance by the Company of any of its obligations under this Agreement until such time as all amounts payable under the Bonds or the Indenture shall have been duly paid in full.

                           Article III

                        Term; Termination

Section 3.1. The obligation of the Company under this Agreement shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of, or the impossibility of performance by any party of its obligations under, the Bonds or the Indenture or the Spaceholder Contract or the Falling Water Contract or the Supplemental Falling Water Contract, and shall not be affected by reason of any action taken under the Indenture in the exercise of any right or power therein conferred or by reason of any failure or omission on the part of the owners of the Bonds or of the Trustee to enforce any rights which they may have under the Bonds or the Indenture or the Spaceholder Contract or the Falling Water Contract or the Supplemental Falling Water Contract, or by reason of any action of the owners of the Bonds or of the Trustee under the Indenture against the Issuer or the Company. The liability of the Company under this Agreement shall constitute a guaranty of payment and not of collectability and such liability shall remain in full force and effect until the entire principal of and premium, if any, and interest on the Bonds shall have been paid or provided for (and said liability shall immediately be reinstated in the event that any such amounts shall, for any reason whatsoever, be required to be returned to the Issuer or to the Company by the recipient thereof) and shall not be affected, modified, discharged or impaired by the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or consent of the Company:

          (a) the extension of the time for payment of any principal of, premium, if any, or interest on any Bond or under this Agreement of the time for performance of any other obligation, covenant or agreement under or arising out of the Indenture or this Agreement or the extension or the renewal of either;

           (b) the modification, amendment, compromise, settlement, release, wavier or termination (whether material or otherwise) of any obligation, covenant or agreement of the Issuer under the Indenture, except as expressly permitted by and in accordance with the provisions of the Indenture;

           (c)    the  taking  or  the  omission  of  any  action
     (including, without limitation, the failure to give notice to the Company of the occurrence of an event of default under the Indenture) permitted under the Indenture or under this Agreement;

          (d) the assignment or mortgaging, or the purported assignment or mortgaging, of all or any part of the interest of the Company in the Falling Water Contract;

           (e) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Company or the Issuer or any of the assets of either, or any allegation of the invalidity or contest of the validity of this Agreement in any such proceeding;

          (f) to the extent permitted by law, the release or discharge whether by operation of law or otherwise of the Company from the performance or observance of any obligation, covenant or agreement under this Agreement;

          (g) any failure, omission, delay or lack on the part of the Issuer or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Issuer or the Trustee in this Agreement or the Indenture, or any other act or acts on the part of the Issuer, the Trustee or any of the owners from time to time of the Bonds; or

          (h) the default or failure of the Company fully to perform or observe any obligation, covenant or agreement under this Agreement.

Section 3.2. Upon the payment or making provision therefor as provided in the Indenture of the entire principal of and premium, if any, and interest on the Bonds, this Agreement shall terminate; provided, however, that the liability of the Company under this Agreement shall immediately be reinstated in the event that any such amounts shall, for any reason whatsoever, be required to be returned to the Issuer or to the Company by the recipient thereof.

Section 3.3. No set-off, counterclaim, reduction, or diminution of an obligation, or any defense of any kind or nature which the Company has or may have against the Issuer or the Trustee shall be available hereunder to the Company against the Trustee.

                           Article IV

                            Remedies

Section 4.1. In the case of an event of a default in the payment of principal of or premium, if any, on any Bond when and as the same shall become due, whether at the stated maturity thereof, on a sinking fund payment date, by acceleration, call for redemption or otherwise, or in the case of an event of a default in the payment of any interest on any Bond when and as the same shall become due, the Trustee may, and if requested so to do by the owners of not less than 25% in aggregate principal amount of the Bonds then outstanding and upon indemnification as hereinafter provided shall, be obligated to proceed hereunder and the Trustee, in its sole discretion, shall have the right to proceed first and directly against the Company under this Agreement without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Issuer or the Trustee.

     Before taking any action hereunder, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses and to protect against all liability, except liability which is adjudicated to have resulted from its negligence or willful default by reason of any action so taken.

Section 4.2. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedies but each and every such remedy shall be cumulative and shall be in addition to every remedy given under this Agreement or the Indenture or now or hereafter existing at law or in equity.

                            Article V

                          Miscellaneous

Section 5.1. The Company shall fully satisfy and discharge all of the obligations in accordance with the terms of this Agreement, it being the intention that such obligations shall be separate and independent covenants from any agreements of the Company with the Issuer and that such obligations of the Company hereunder shall continue unaffected unless otherwise expressly provided in this Agreement.

Section  5.2.   The Company, at its own expense,  shall  do  such
further lawful acts and things and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments as the Trustee may at any time reasonably request in connection with the administration and enforcement of this Agreement or any part thereof or in order to better assign, assure and confirm to the Trustee the rights, remedies, powers and privileges of the Trustee hereunder or for maintaining, protecting and preserving the security interest created by this Agreement or for carrying out the intentions and facilitating the performance of the terms of this Agreement.

Section 5.3. This Agreement is entered into by the Company for the benefit of the Trustee and any successor trustee or successor trustees and their respective successors and assignees under the Indenture and the owners from time to time of the Bonds outstanding, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties signatory hereto subject to the conditions contained in Article IX of the Indenture.

Section 5.4. The Company shall pay all fees, charges and expenses of the Trustee and any paying agent payable under the Indenture or this Agreement for which the Trustee or such paying agent has not otherwise received reimbursement.

Section 5.5. In the event any provision contained in this Agreement should be breached by the Company and thereafter duly waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the Trustee.

Section 5.6. The Trustee accepts the trust created by this Agreement upon the terms and conditions set forth in the Indenture and particularly Article IX thereof, and said provisions are hereby incorporated herein as though set forth in full except as any of such provisions may be in conflict with the express provisions hereof.

Section  5.7.   This  Agreement shall be amended  only  upon  the
written consent of the owners of not less than sixty percent (60%) in aggregate principal amount of the Bonds at the time outstanding as hereinafter provided. If the Trustee should be requested to enter into any amendment, change or modification of this Agreement, it shall upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such amendment, change or modification to be mailed by first class mail to the owners of the Bonds at the addresses shown in the registration books maintained pursuant to Section 2.06 of the Indenture and to the Securities Depositories and two or more Information Services. Such notice shall briefly set forth the nature of the proposed amendment, change or modification and shall state that copies thereof are on file at the corporate trust office of the Trustee for inspection by all Bondowners. If within sixty days or such longer period as shall be prescribed by the Company following the mailing of such notice, the owners of not less than sixty percent (60%) in aggregate principal amount of the Bonds outstanding at the time of the execution of any such amendment, change or modification shall have consented to and approved the execution thereof as herein provided, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein or the operation thereof or in any manner to question the propriety of the execution thereof or to enjoin or restrain the Trustee or the Company from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such amendment, change or modification as in this Section permitted and provided, this Agreement shall be and be deemed to be modified and amended in accordance therewith. Nothing contained herein shall permit or be construed as permitting any amendment, change or modification of this Agreement which would (a) reduce the amounts payable by the Company hereunder, (b) change the time for payments of the amounts payable by the Company hereunder or (c) change the absolute and unconditional nature of this Agreement.

Section 5.8. The Company agrees that it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it; provided, however, that the Company may, without violating the agreement contained in this Section 5.8, consolidate with or merge into another corporation, or permit one or more corporations to consolidate with or merge into it, or sell or otherwise transfer to another corporation all or substantially all of its assets as an entirety, if the resulting, surviving, or transferee corporation, as the case may be, is an Idaho corporation, or is a corporation organized and existing under the laws of one of the States of the United States of America and is qualified to do business in the State of Idaho, shall be or thereby become a public utility, shall have a net worth immediately subsequent to such consolidation, merger, sale or transfer, at least equal to that of the Company immediately prior to such consolidation, merger, sale or transfer and shall assume in writing all of the obligations of the Company herein.

Section 5.9. The Company covenants that it is and will remain qualified to do business and be subject to service of process in the State of Idaho so long as any of the Bonds are outstanding.

Section 5.10. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Section 5.11. In the event any one or more phrases, clauses, sentences, Sections or Articles of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not affect the validity or enforceability of the remaining portions hereof.

Section   5.12.  This  Agreement  may  be  executed  in   several
counterparts, each of which shall be an original, and all such counterparts shall constitute and be one and the same instrument.

Section 5.13. This Agreement shall be governed by and construed in accordance with the laws of the State of Idaho.

Section 5.14. Any notices, requests or other communications given or made hereunder or pursuant hereto shall be in writing and shall be deemed to have been validly given or made when delivered or mailed, postage prepaid, addressed as follows: if to the Company , to 1221 West Idaho Street, Boise, Idaho 83702,
Attention: Treasury Controller, and if to the Trustee, Corporate Trust Department, or addressed to either party at such other address as such party shall hereafter furnish to the other party hereto in writing.

Section  5.15.  The  captions or headings  of  the  Articles  and
Subsections   herein  have  been  inserted  for  convenience   of
reference only and shall in no way affect the construction or interpretation of this Agreement.

     In Witness Whereof, the Company and the Trustee have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be affixed and attested by their duly authorized officers, all as of the date first above written.

                                Idaho Power Company


                                 By
                                   Its


                                Bank One Trust Company, N.A.,
                                  as Trustee


                                By
                                  Its